                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  FEBRUARY 14, 2000
                                                ------------------------------

                          TRIQUINT SEMICONDUCTOR, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        000-22660                                       95-3654013
-----------------------------------        ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

              2300 N.E. BROOKWOOD PARKWAY, HILLSBORO, OREGON 97124
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               (Address of Principal Executive Offices) (Zip Code)

                                 (503) 615-9000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         A. On February 14, 2000, TriQuint Semiconductor, Inc. announced its intention to offer $275 million of subordinated convertible notes to qualified institutional investors in a private placement. A copy of TriQuint's press release is attached hereto.

         B. On February 22, 2000, TriQuint will effect a two-for-one forward split of its outstanding common stock, payable to holders of record on February 1, 2000. A copy of the press release announcing such split is attached.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                         (c)        Exhibits


                     EXHIBIT
                     NUMBER                   DESCRIPTION
                     ------                   -----------
                      99.1          Press release dated February 2, 2000 of
                                    TriQuint Semiconductor, Inc.

                      99.2          Press release dated February 14, 2000 of
                                    TriQuint Semiconductor, Inc.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2000                      TRIQUINT SEMICONDUCTOR, INC.


                                               By:  /s/ Steven J. Sharp
                                                  -----------------------------
                                                    President, Chief Executive
                                                    Officer and Chairman of the
                                                    Board of Directors

                          TRIQUINT SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 ------------
 99.1      Press release dated February 2, 2000 of TriQuint Semiconductor, Inc.

 99.2      Press release dated February 14, 2000 of TriQuint Semiconductor, Inc.



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